                                                                   Exhibit 10.26

                                AMENDMENT NO. 1

                                       TO

                             REGISTRATION AGREEMENT


     This Amendment No. 1 to Registration Agreement (the "Amendment") is made and entered into as of September 27, 1996, by and among Saban Entertainment, Inc., a Delaware close corporation ("SEI"), Haim Saban ("Saban"), each of the entities listed on Schedule "A" hereto (the "SEI Entities" and, with Saban, the "SEI Stockholders"), Fox Broadcasting Company, a Delaware corporation ("FBC," and, together with the SEI Stockholders, the "Shareholders"), FCN Holding, Inc., a Delaware close corporation ("FCNH") and Allen & Company Incorporated, a New York corporation ("Allen").


                                R E C I T A L S
                                - - - - - - - -


     A. SEI, the Shareholders and FCNH are parties to that certain Registration Agreement, dated as of December 22, 1995 as amended by this Amendment, (the "Agreement"). All terms defined in the Agreement which are not defined in this Amendment shall have the same meanings when used in this Amendment.

     B. Pursuant to a letter agreement, dated as of September 26, 1996, but effective as of April 3, 1996 (the "Allen Agreement") between FCNH and Allen, FCNH has, concurrently with the execution and delivery of this Amendment, issued and sold to Allen 16 16/99 shares (the "Allen Shares") of the Common Stock, without par value, of FCNH.

     C.  The parties desire to amend the Agreement in order, inter alia, to
                                                             ----- ----
provide for the manner in which the Allen Shares are to be treated pursuant to the provisions of the Agreement.


                               A G R E E M E N T
                               - - - - - - - - -


     NOW, THEREFORE, in consideration of the foregoing facts, and the mutual covenants and agreements contained herein, the parties hereto agree as follows:



                                   EXHIBIT B
                                   ---------

     1.  Definitions.  All references in the Agreement to a "Shareholder" or the
         -----------
"Shareholders" shall include Allen; and all references in the Agreement to "Registerable Stock" shall include the Allen Shares, and any Securities issued or issuable with respect to the Allen Shares.

     2.  Required Registrations.  Paragraph 2(b) of the Agreement is amended by
         ----------------------
removing the brackets which surround the number 15 in the eighth line of the Paragraph.

     3.   Paragraphs 2(e) and 4(b). Each of Paragraphs 2(e) and 4(b) of the
          ------------------------
Agreement are amended by inserting on the fifth line thereof, immediately following the phrase "...(including the Registrable Stock) may...", the following:

          ", subsequent to the second anniversary of this Agreement,"


     4.   Agreement of Allen.  The Agreement is amended by adding thereto the
          ------------------
following Paragraph 16:

          "16. Agreement of Allen.  By executing Amendment No. 1 to the
               ------------------
          Agreement, Allen agrees to be bound by all of the provisions of the Agreement, including, without limitation, any provision included therein applicable to the Allen Shares, or Allen as a "Shareholder" or "party" to the Agreement.

     5.   Effective Date of Amendment.  While this Amendment has been executed
          ---------------------------
as of its date, it shall be deemed to be effective as of April 3, 1996.

     6.   Effect of Amendment.  Except as expressly modified herein, all terms
          -------------------
of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        SABAN ENTERTAINMENT, INC.


                                        By:   /s/ Haim Saban
                                              --------------------
                                              Haim Saban
                                        Its:  Chief Executive Officer

                                        QUARTZ ENTERPRISES, L.P.


                                        By:   /s/ Stan Golden
                                              --------------------

                                        Its:
                                              --------------------

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

                                        MERLOT INVESTMENTS


                                        By:   /s/ Bill Josey
                                              --------------------

                                        Its:
                                              --------------------

                                        SILVERLIGHT ENTERPRISES, L.P.


                                        By:   /s/ Mel Woods
                                              --------------------

                                        Its:
                                              --------------------

                                        CELIA ENTERPRISES, L.P.


                                        By:   /s/ Matthew Krane
                                              --------------------

                                        Its:
                                              --------------------

                                        FOX BROADCASTING COMPANY


                                        By:   /s/ Larry Jacobson
                                              --------------------

                                        Its:  EVP
                                              --------------------

                                        FCN HOLDING, INC.


                                        By:   /s/ Larry Jacobson
                                              --------------------

                                        Its:  EVP
                                              --------------------


                                        ALLEN & COMPANY INCORPORATED


                                        By:   /s/ Stanley S. Shuman
                                              -----------------------

                                        Its:  EVP
                                              -----------------------


The undersigned hereby consents and agrees to the foregoing Amendment, as of the date first above written.


                                        /s/ Haim Saban
                                        -------------------------
                                        HAIM SABAN

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

                                 SCHEDULE "A"

                                SEI STOCKHOLDERS
                                ----------------


Haim Saban

Quartz Enterprises, L.P.

Merlot Investments

Silverlight Enterprises, L.P.

Celia Enterprises, L.P.

                                       4